COMPANY CONFIDENTIAL Strategic Combination Discussion October 10, 2018 Exhibit 99.4

COMPANY CONFIDENTIAL Additional Information and Where to Find It   This communication is being made in respect of the proposed transaction involving TransDigm and Esterline.  In connection with the proposed transaction, Esterline intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Esterline will mail the definitive proxy statement and a proxy card to each stockholder of Esterline entitled to vote at the stockholder meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that Esterline may file with the SEC or send to its stockholders in connection with the proposed transaction.  BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF ESTERLINE ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT ESTERLINE WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ESTERLINE AND THE PROPOSED TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by Esterline with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Esterline’s website (http://www.esterline.com/) or by contacting Esterline’s Investor Relations at 500 108th Avenue NE, Suite 1500, Bellevue, Washington 98004, or by calling (425) 453-9400.    Participants in the Solicitation   The Company, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed merger, and any interest they have in the proposed merger, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on December 27, 2017, and its Annual Report on Form 10-K for the fiscal year ended September 29, 2017, which was filed with the SEC on November 21, 2017, and the Amendment No. 1 on Form 10-K/A, which was filed with the SEC on March 30, 2018. These documents may be obtained for free at the SEC’s website at www.sec.gov, and via the Company’s Investor Relations section of its website at www.esterline.com.

COMPANY CONFIDENTIAL TransDigm to Acquire Esterline for $122.50/share The result of a thorough review process with careful consideration to all stakeholders involved. A WINNING COMBINATION OF TEAMS AND CAPABILITIES Both companies bring innovative, complementary products and strong industry reputations. CREATES A STRONGER BUSINESS Better positioned to serve customers and compete in global aerospace and defense markets TESTAMENT TO THE SIGNIFICANT VALUE OF ESTERLINE value that each of you help build and maintain every day

COMPANY CONFIDENTIAL Overview of TransDigm $3.5 Billion annual sales 9,200 Employees, Expanding global footprint 3 Business Segments Power & Control Airframe Non-aviation Highly engineered proprietary aerospace products Esterline and TransDigm businesses are highly complementary Decentralized organization Excellent industry reputation for driving business growth Significant aftermarket content

COMPANY CONFIDENTIAL Next Steps Obtain Esterline shareholder approval and clear other customary conditions Expect closing to occur in 9 to 12 months TransDigm and Esterline to operate as independent companies until closing

COMPANY CONFIDENTIAL During the Transition: Remain Focused on Execution Continue to execute our strategy and live the Esterline Way – Every Day Deliver, or even beat, our financial and operational commitments Build business strength during transition to best position for future success We commit to keeping you informed of all important developments

COMPANY CONFIDENTIAL Questions